                                                                    Exhibit 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM T-1
                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                            -------------------------
                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)
                                   31-0841368
                         IRS Employer Identification No.

601 SECOND AVENUE SOUTH
MINNEAPOLIS, MN                                                            55402
(Address of principal executive offices)                              (Zip Code)

                                Patricia M. Child
                         U.S. Bank National Association
                       209 South LaSalle Street, Suite 300
                             Chicago, Illinois 60604
                            Telephone (312) 325-8902
            (Name, address and telephone number of agent for service)

                         NISSAN AUTO LEASE TRUST 2005-A
                       (Issuer with respect to the Notes)
                           NISSAN AUTO LEASING LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the
                                  Note Issuer)
                                   NILT TRUST
       (Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
                               NISSAN-INFINITI LT
                  (Issuer with respect to the SUBI Certificate)
             (Exact name of Registrant as specified in its charter)

DELAWARE                                           6189                      NISSAN AUTO LEASING LLC II
(State or other jurisdiction           (Primary Standard Industrial                 95-4885574
of incorporation OR organization)      Classification  Code Number)           NILT TRUST 52-6935346
                                                                           NISSAN-INFINITI LT 33-6266449
                                                                          NISSAN AUTO LEASE TRUST 2005-A
                                                                                    51-6567936
                                                                         (IRS Employer Identification No.)

                               990 W. 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                                 (310) 719-8583
   (Address, including zip code and telephone number, Including area code of principal executive offices of Nissan Auto Lease Trust 2005-A Nissan auto
               Leasing LLC II, NILT Trust and Nissan-Infiniti LT)

                               Lydia S. Chan, Esq.
                           NISSAN NORTH AMERICA, INC.
                               990 W. 190TH STREET
                           TORRANCE, CALIFORNIA 90502
                                 (310) 719-8583

(Name, address, including zip code, and telephone number, Including area code of agent for service with respect to the registrants)

                         NISSAN AUTO LEASE TRUST 2005-A
                       (TITLE OF THE INDENTURE SECURITIES)
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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency

                  Washington, D.C.

            b)    Whether it is authorized to exercise corporate trust powers

                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-67188 dated November 16, 2001*

            2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-67188 dated November 16, 2001*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-67188 dated November 16, 2001.*

            4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-67188 dated November 16, 2001*

            5.    Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 333-67188 dated November 16, 2001*

            7. A copy of the latest Report of Condition of the Trustee as of June 30, 2005, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

            8.    Not applicable.

            9.    Not applicable.

*Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 6th day of October, 2005.

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:  /s/ Patricia M. Child
                                             ---------------------
                                             Patricia M. Child
                                             Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 6/30/2005

                                    ($000'S)

                                                                     6/30/2005
                                                                    ------------
ASSETS
     Cash and Due  From Depository Institutions                     $  6,450,815
     Federal Reserve Stock                                                     0
     Securities                                                       42,078,340
     Federal Funds                                                     3,154,120
     Loans & Lease Financing Receivables                             129,709,823
     Fixed Assets                                                      2,193,705
     Intangible Assets                                                10,387,232
     Other Assets                                                      9,503,538
                                                                    ------------
         TOTAL ASSETS                                               $203,477,573

LIABILITIES
     Deposits                                                       $128,180,426
     Fed Funds                                                        16,063,915
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 153,065
     Other Borrowed Money                                             25,358,095
     Acceptances                                                          94,841
     Subordinated Notes and Debentures                                 6,808,639
     Other Liabilities                                                 6,051,172
                                                                    ------------
     TOTAL LIABILITIES                                              $182,710,153

EQUITY
     Minority Interest in Subsidiaries                                $1,024,947
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,804,040
     Undivided Profits                                                 7,920,233
                                                                    ------------
         TOTAL EQUITY CAPITAL                                        $20,767,420

TOTAL LIABILITIES AND EQUITY CAPITAL                                $203,477,573
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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Patricia M. Child
     ---------------------
     Vice President

Dated:  October 6, 2005